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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 10, 2000

                     WHOLESALE AUTO RECEIVABLES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                         333-10524             38-3082709
------------------------------           ----------        ------------------
(State or other jurisdiction of          Commission        (I.R.S. Employer
incorporation or organization)           File Number       Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                               19801
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code 302-658-7851
                                                   ------------


Items 1-6.     Not Applicable.



Item 7.        Financial Statements and Exhibits.

          (a) Not Applicable

          (a) Not Applicable

          (c) Exhibits

          4.1 Indenture between Superior Wholesale Inventory Financing Trust VI (the "Trust") and the Bank of New York, as Indenture Trustee, dated as of June 29, 2000

          4.2   Officer's Issuance Certificate dated as of June 29, 2000


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          25.1  Supplemental Statement of Eligibility on Form T-1 of the Bank of
                New York as Indenture Trustee under the Indenture

          99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Wholesale Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust VI as the Issuer, dated as of June 29, 2000

          99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller, and Chase Manhattan USA, N.A. as Owner Trustee, dated as of June 29, 2000

          99.3 Pooling and Servicing Agreement between General Motors Acceptance Corporation and Wholesale Auto Receivables Corporation, dated as of June 29, 2000


          99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust VI, as Issuer and General Motors Acceptance Corporation, as Administrator, and The Bank of New York, as Indenture Trustee, dated as of June 29, 2000.

          99.5 Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Wholesale Auto Receivables Corporation, as Seller, dated as of June 29, 2000.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPITAL AUTO RECEIVABLES, INC.
                                        ---------------------------------------
                                                (Registrant)

                                        s/  William F. Muir
                                        ---------------------------------------
Dated:          June 10, 2000           William F. Muir, Chairman of the Board
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                                        s/  John D. Finnegan
                                        ---------------------------------------
Dated:          June 10, 2000           John D. Finnegan, President and Director
                -------------




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                                  EXHIBIT INDEX

        Exhibit                     Description
        -------                     -----------

          4.1 Indenture between Superior Wholesale Inventory Financing Trust VI (the "Trust") and the Bank of New York, as Indenture Trustee, dated as of June 29, 2000

          4.2   Officer's Issuance Certificate dated as of June 29, 2000

          25.1 Supplemental Statement of Eligibility on Form T-1 of the Bank of New York as Indenture Trustee under the Indenture

          99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Wholesale Receivables Corporation, as the Seller and Superior Wholesale Inventory Financing Trust VI as the Issuer, dated as of June 29, 2000

          99.2 Trust Agreement between Wholesale Auto Receivables Corporation, as Seller, and Chase Manhattan USA, N.A. as Owner Trustee, dated as of June 29, 2000

          99.3 Pooling and Servicing Agreement between General Motors Acceptance Corporation and Wholesale Auto Receivables Corporation, dated as of June 29, 2000


          99.4 Administration Agreement among Superior Wholesale Inventory Financing Trust VI, as Issuer and General Motors Acceptance Corporation, as Administrator, and The Bank of New York, as Indenture Trustee, dated as of June 29, 2000.

          99.5 Custodian Agreement between General Motors Acceptance Corporation, as Custodian, and Wholesale Auto Receivables Corporation, as Seller, dated as of June 29, 2000.